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                                                                   EXHIBIT 10.12

                       FOURTH AMENDMENT TO LOAN AGREEMENT

        THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Fourth Amendment") is entered into as of April 29, 1999, by and among THE GOOD GUYS - CALIFORNIA, INC., a California corporation ("Borrower"), each of the financial institutions from time to time listed on Schedule 1 attached to the Loan Agreement defined below, as amended from time to time (collectively, the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, ("Wells Fargo"), as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

        WHEREAS, Borrower is currently indebted to the lenders pursuant to the terms and conditions of that certain Loan Agreement among Borrower, the Lenders and the Agent dated as of September 29, 1997, as amended from time to time (the "Loan Agreement").

        WHEREAS, the Lenders, the Agent and Borrower have agreed to certain changes in the terms and conditions set forth in the Loan Agreement and have agreed to amend the Loan Agreement to reflect such changes.

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        I. Amendment to Section 1.8. The definition of "Applicable Maximum Amount" set forth in Section 1.8 of the Loan Agreement is amended in its entirety to read as follows:

                "Applicable Maximum Amount" means (a) from April 29, 1999, through and including May 29, 1999, Eighty-Two Million Five Hundred Thousand Dollars ($82,500,000), and (b) at any other time, Seventy-Five Million Dollars ($75,000,000).

        II. Amendment to Section 2.1(c). Section 2.1(c) of the Loan Agreement is amended in its entirety to read as follows:

                (c) Overadvance Subfeature; Non-Compliance with Advance Limitations.

                        (i) Each Lender hereby severally agrees, on a pro rata basis, to make Revolving Advances to Borrower from time to time for the period from April 29, 1999, through and including May 29, 1999, in excess of the amounts under the lending formula (each, an "Overadvance"), but nonetheless subject to the Applicable Maximum Amount. The aggregate principal



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                                amount of such Overadvances shall not exceed, as
                                of any date of determination during said period, Seven Million Five Hundred Thousand Dollars ($75,000,000.00).

                        (ii) The foregoing shall be referred to herein as the "Overadvance Subfeature." Each Overadvance made by Lender under the Overadvance Subfeature shall be deemed a Revolving Advance under the Line of Credit and shall be repaid by Borrower in accordance with the terms and conditions of this Agreement applicable to such Revolvng Advances; provided, however, that (A) Overadvances under the Overadvance Subfeature shall not be subject to the lending formulas set forth in Section 2.1(a), and (B) the aggregate amount of all outstanding Overadvances under the Overadvance Subfeature shall be reserved under the Line of Credit and shall not be available for Revolving Advances thereunder.

                        (iii) In the event that the outstanding amount of any component of the Revolving Advances, or the aggregate amount of the outstanding Revolving Advances and Letter of Credit Obligations, exceed the amounts available under the lending formulas, the sublimit for Overadvances set forth in Section 2.1 (c)(i), the sublimits for Letters of Credit set forth in Section 2.2(b) or the then Applicable Maximum Amount, as the case may be, such event shall not limit, waive or otherwise affect any rights of the Agent in that circumstances or on any future occasions and Borrower shall, upon demand by the Agent, which may be made at any time or from time to time, immediately repay to Lenders the entire amount of any such excess(es) for which payment is demanded.

        III. Exhibit B. Exhibit B (the Line of Credit Note) to the Loan Agreement is amended and restated in its entirety by Exhibit B attached hereto as Annex I.

        IV. Conditions Precedent. The effectiveness of this Fourth Amendment and the Agent's and Lenders' agreements set forth herein are subject to the satisfaction of each of the following conditions precedent on or before April 29, 1999:

                        A. Documentation. Borrower shall have delivered or caused to be delivered to the Agent, at Borrower's sole cost and expense the following, each of which shall be in form and substance satisfactory to the Agent:


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                                (a)     Two (2) executed original counterparts
                                        of this Fourth Amendment;

                                (b) executed counterparts of the Consent and Reaffirmation of Guarantor attached hereto in the form of Annex II;

                                (c) unanimous written consent of the board of directors of Borrower authorizing Borrower to borrow, under the Loan Agreement, any amount not to exceed $82,500,000.00;

                                (d) an Amended and Restated Line of Credit Note executed by Borrower in favor Wells Fargo substantially in the form of Annex I attached hereto; and

                                (e)     such additional agreements,
                                        certificates, reports, approvals,
                                        instruments, documents, consents and/or
                                        reaffirmations as the Agent or any
                                        Lender may reasonably request.

                B. Amendment Fee. Borrower shall have paid to the Agent, for the benefit of the Lenders, an amendment fee of $75,000; provided that upon extension of the Loan Agreement for a period of at least one year from the Line Maturity Date, $25,000 of said amendment fee shall be refunded to Borrower concurrently with the effectiveness of such extension of the Loan Agreement.

        V. Miscellaneous. Except as specifically provided herein, all terms and conditions of the Loan Agreement remain in full force and effect, without waiver or modification. All terms defined in the Loan Agreement shall have the same meaning when used in this Fourth Amendment. This Fourth Amendment and the Loan Agreement shall be read together, as one document.

        VI. Representations and Warranties. Borrower hereby remakes all representations and warranties contained in the Loan Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Fourth Amendment there exits no Default of Event of Default as defined in the Loan Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the day and year first written above.



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THE GOOD GUYS - CALIFORNIA, INC.        WELLS FARGO BANK,
a California corporation                NATIONAL ASSOCIATION,
                                        as Agent and Lender

By:                                     By:
   -------------------------------         -------------------------------------
                                                Dale Foster
                                                Vice President
Title:
      ----------------------------



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                                                                         ANNEX I

                              AMENDED AND RESTATED
                               LINE OF CREDIT NOTE

$82,500,000                                                       April 29, 1999


                FOR VALUE RECEIVED, the undersigned, THE GOOD GUYS - CALIFORNIA, INC., a California corporation ("Borrower"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Lender"), on the Line Maturity Date the principal sum of Eighty-Two Million Five Hundred Thousand Dollars ($82,500,000), or such lesser amount as shall equal the aggregate outstanding principal balance of all Revolving Advances made by Lender to Borrower pursuant to the Loan Agreement referred to below.

        This promissory note is one of the Line of Credit Notes referred to in, and subject to the terms of, that certain Loan Agreement among Borrower, Lender and the other financial institutions from time to time parties thereto (collectively, the "Lenders"), and Wells Fargo Bank, National Association, as agent for the Lenders, dated as of September 29, 1997 (as amended, modified or supplemented from time to time, the "Loan Agreement"). Capitalized terms used herein shall have the respective meanings assigned to them in the Loan Agreement. This promissory note amends and restates in its entirety that certain Line of Credit Note dated as of September 29, 1997 executed and delivered by Borrower to the order of Lender in the original principal amount of up to $75,000,000 (the "Prior Note"). Amounts outstanding and committed under the Prior Note shall, upon the effectiveness of this Note be deemed to be outstanding and committed hereunder and evidenced hereby, subject, however, to all terms and conditions hereunder and under the Loan Agreement.

        Borrower further promises to pay interest on the outstanding principal balance hereof at the interest rates, and payable on the dates, set forth in the Loan Agreement. All payments of principal and interest hereunder shall be made to Agent, at Agent's Office, for the account of Lender, in lawful money of the United States and in same day or immediately available funds.

        Lender is authorized, but not required, to record the date and amount of each Revolving Advance evidenced hereby, each conversion to a different interest rate and the length of each Fixed Rate Term, the date and amount of each payment of principal and interest hereunder, and the resulting unpaid principal balance hereof, in Lender's internal records, and any such recordation shall be prima facie evidence of the accuracy of the information so recorded; provided however, that Lender's failure to so record shall not limit or otherwise affect the obligations of Borrower hereunder and under the Loan Agreement to repay the principal hereof and interest hereon.



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        The Loan Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest of further notice of any kind, all of which are hereby expressly waived by Borrower.

        This promissory note is secured by certain collateral more specifically described in the Loan Agreement and the other Loan Documents.

        This promissory note shall be governed by and construed in accordance with the laws of the State of California.


                                        THE GOOD GUYS - CALIFORNIA, INC.
                                        a California corporation


                                        By:
                                           -------------------------------------


                                        Title:
                                              ----------------------------------



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                                                                        ANNEX II

                     CONSENT AND REAFFIRMATION OF GUARANTOR


                Reference is hereby made to the foregoing Fourth Amendment to Loan Agreement ("Fourth Amendment") dated as of April 29, 1999, by and among The Good Guys - California, Inc., a California corporation ("Borrower"), each of the financial institutions from time to time listed on Schedule I attached to the Loan Agreement described therein, as amended from time to time (collectively, the "Lenders"), and Wells Fargo Bank, National Association ("Wells Fargo"), as agent for the Lenders (in such capacity, the "Agent").

                In order to induce the Agent and the Lenders to enter into the Fourth Amendment, the undersigned hereby consents to the execution, delivery and performance by Borrower, the Agent and the Lenders of the Fourth Amendment and all other documents, instruments and agreements now or hereafter executed in connection therewith (collectively, together with the Fourth Amendment, the "Fourth Amendment Documents"). In connection therewith, the undersigned (a) expressly and knowingly reaffirms its liability under the Continuing Guaranty dated as of September 29, 1997 (the "Guaranty") and any and all security agreements, pledge agreements, deeds of trust, mortgages and other collateral documents (collectively, together with the Guaranty, the "Third Party Documents"), heretofore executed and delivered by the undersigned from time to time in favor of the Agent, for the benefit of the Lenders, (b) expressly agrees to be and remain liable under the terms of such Third Party Documents for the obligations of Borrower to the Agent and the Lenders and (c) acknowledges that it has no defense, offset or counterclaim whatsoever against the Agent or the Lenders with respect to the Third Party Documents to which it is a party.

                The undersigned further agrees that the Third Party Documents to which it is a party shall remain in full force and effect and are hereby ratified and confirmed and shall guarantee payment and performance of, or continue to constitute collateral security for, as the case may be, of all of Borrower's obligations under the Loan Agreement and related Loan Documents, as any one or more of the same may be amended by the Fourth Amendment Documents. The undersigned acknowledges that (a) none of the Agent or the Lenders has any obligation to inform it of the particulars of any modification or amendment to the Loan Agreement or any other Loan Document executed in connection therewith, and (b) it has established satisfactory means by which Borrower keeps it informed with respect to any modification of or amendment to the Loan Agreement and related Loan Documents.



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                The undersigned further agrees that the execution of this
Consent and Reaffirmation is not necessary for the continued validity and enforceability of the Third Party Documents to which it is a party, but is executed to induce the Agent and the Lenders to enter into the Fourth Amendment Documents. The undersigned further agrees that none of the Agent or the Lenders shall have any obligation to notify it of any actions or omissions to act with respect to its dealings with Borrower.

                IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation to be executed as of April 29, 1999.

                                        THE GOOD GUYS, INC.,
                                        a Delaware corporation



                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------